Exhibit 10.12

                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between NEW FRONTIER MEDIA, INC., a Colorado corporation, with headquarters located at 5435 Airport Road, Suite 100, Boulder, Colorado 80301 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D" as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

         WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, such number of shares (the "Shares") of Common Stock, $.0001 par value per share (the "Common Stock") of the Company set forth on the signature page of this Agreement, subject to acceptance of this Agreement by the Company;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       AGREEMENT TO PURCHASE; PURCHASE PRICE.

         A. PURCHASE. The undersigned hereby agrees to purchase from the Company the Shares set forth on the signature page of this Agreement. The purchase price for the Shares shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

         B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Shares by delivering immediately available good funds in United States Dollars to the Company.

         2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

         A. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as defined below), the Buyer is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

         B. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Shares;

         C. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

         D. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements,

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
acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares;

         E. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Quarterly Reports on Form 10-QSB for the three fiscal quarters ended December 31, 1998 and (2) Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 (the "Company's SEC Documents").

         F. The Buyer understands that its investment in the Shares involves a high degree of risk;

         G. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares;

         H. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         3.       COMPANY REPRESENTATIONS, ETC.

         The Company represents and warrants to the Buyer that:

         A. CONCERNING THE SHARES. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock.

         B. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/Small Cap Market.

         C. AUTHORIZED SHARES. The Shares have been duly authorized and, when issued to Buyer, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

         D. SECURITIES PURCHASE AGREEMENT. This Agreement and the transactions contemplated hereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement, when executed and delivered by the Company, will be, a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         E. NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company, the issuance of the Shares, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a

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
default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein. The Company is not in violation of any material laws, governmental orders, rules, regulations or ordinances to which its property, real, personal, mixed, tangible or intangible, or its businesses related to such properties, are subject.

         F. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Shares to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

         G. SEC DOCUMENTS, FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company, through its agent, has delivered to the Buyer true and complete copies of the SEC Documents (except for exhibits and incorporated documents). The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

         As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         H. ABSENCE OF CERTAIN CHANGES. Since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company.

         I. FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 2(e), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.


         4.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS.


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         A. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Shares have not been registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder, as provided for herein, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

         B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that until such time as the Shares have been registered under the 1933 Act as contemplated hereby and sold in accordance with an effective registration statement ("Registration Statement"), the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Shares):

                  THESE SHARES (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         C. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Shares to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

         D. REPORTING STATUS. So long as the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         E. WARRANTS. The Company agrees to issue to Buyer within thirty (30) days after the Closing Date transferable divisible warrants, in the form annexed hereto (the "Warrants"), for ____,000 shares of Common Stock (the "Warrant Shares"). Such Warrants shall bear an exercise price per share of Common Stock of $3.50, and shall be immediately exercisable and for a period of three (3) years thereafter together with piggy-back registration rights, and demand registration rights, as provided below.

         5.       COVENANT TO REGISTER.

         A. For purposes of this Section, the following definitions shall apply:

                  (i) The terms "register," "registered," and "registration" refer to a registration under the 1933 Act, effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means the Shares and the Warrant Shares, and any securities of the Company or securities of any successor corporation issued as or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares or Warrant Shares.

                  (iii) The term "holder of Registrable Securities" means the Purchaser and any permitted assignee of registration rights pursuant to Section 5(g).

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
         B. (i) The Company shall use its best efforts to prepare and file a registration statement on Form S-3 within thirty (30) days of the date hereof and cause such registration statement to become effective as soon as possible, but no later than one hundred and twenty (120) days from the date of this Agreement.

                  (ii) The Company may suspend the effectiveness of any registration effected pursuant to this Subsection (b) in the event and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC"). The Company will use its best efforts to cause such suspension to terminate at the earliest possible date.

                  (iii) If a registration statement covering all Registrable Securities is not effective by one hundred and twenty (120) days after the date of this Agreement (the "Target Date"), the Company shall pay Purchaser as liquidated damages an amount equal to two percent (2%) of the total Purchase Price of the Shares for each thirty (30) day period following the Target Date until such time as the registration statement is declared effective. Such payment shall be made to the Purchaser by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser.

         C. Whenever required under this Section 5 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement or amendment thereto with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 5(b)(i) hereof, and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement; provided, however, that in no event shall the Company be required to keep the Registration statement effective for a period greater than three (3) years from the Closing Date;

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration statement and any amendments or supplements;

                  (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, including a preliminary prospectus, conforming with the requirements of the 1933 Act, copies of the registration statement any amendment or supplement to any thereof and any documents incorporated by reference therein, and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities;

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities;

                  (v) Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

         D. Upon request of the Company, each holder of Registrable Securities will furnish to the Company in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities.

         E. (i) To the fullest extent permitted by law, the Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in the registration statement.

                  (ii) In the event of any registration under the 1933 Act of Registrable Securities, each holder of such Registrable Securities hereby severally agrees to indemnity, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by such holder specifically for use in the preparation thereof, and such Liability may in no event exceed the value of the Registrable Securities so registered.

                  (iii) Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify such party shall not relieve such party from any Liability which it may have to the indemnified party other than under this Section and shall only relieve it from any Liability which it may have to the indemnified party under this Section if and to the extent an indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both parties and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to them which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         F. (i) With respect to the inclusion of Registrable Securities in a registration statement, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company; provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

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
                  (ii) The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection (f) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, the Company shall make available to the holders of Registrable Securities and their counsel its documents and personnel for due diligence purposes, provided that the fees and disbursements of counsel and accountants for the selling security holders shall be borne by the respective selling security holders.

         G. The rights to cause the Company to register all or any portion of Registrable Securities pursuant to this Section 5 may be assigned by Purchaser to a proper transferee or assignee as described herein. Within a reasonable time after such transfer, the Purchaser shall notify the Company of the name and address of such transferee or assignee, and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if, (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (subject to the purchase price of the shares being kept confidential by the Purchaser and such transferee or assignee, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, (B) the Registrable Securities with respect to which such registration rights are being assigned, (iii) following such transfer or assignment, the further disposition of the Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time that the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the purchase agreement covering the transaction and (vi) such transferee shall be an "accredited investor", as that term is defined in Rule 501 of Regulation D, promulgated under the 1933 Act.

         6. GOVERNING LAW: MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         7. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

                  COMPANY:          NEW FRONTIER MEDIA, INC.
                                    5435 Airport Road, Suite 100
                                    Boulder, CO 80301
                                    ATTN: Mr. Michael Weiner
                                    Telecopier No.: (303) 444-0734

                                            with a copy to:

                                    Lehman & Eilen, Esqs.

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
                                    50 Charles Lindbergh Blvd.
                                    Uniondale, New York 11553
                                    Attention: Hank Gracin, Esq.
                                    Telecopier No.: (516) 222-0948

                  BUYER:            At the address set forth on the signature
page of this Agreement.

                  8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

         For the purchase price of $2.00 per Share, the Buyer tenders herewith the full purchase price of:


         $____________________              for ________________ Shares

         _____________________              ___________________________________
         Address                            Printed Name of Subscriber
         _____________________
                                            By: _______________________________
         Fax No. _____________              (Signature of Authorized Person)

                                            ___________________________________
         ______________________             Printed Name and Title
         Jurisdiction of Incorporation
         or Organization

        This Agreement has been accepted as of the date set forth below.


         NEW FRONTIER MEDIA, INC.


         By: ________________________________________
             Michael Weiner, Executive Vice President

                                                                   EXHIBIT 10.13


--------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  MARK KRELOFF

                                       AND

                            NEW FRONTIER MEDIA, INC.

--------------------------------------------------------------------------------






                                                              December 22, 1998

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
1. Employment Period...................................................... 1
2. Terms of Employment.................................................... 1
         (a) Position and Duties.......................................... 1
         (b) Compensation................................................. 1
3. Early Termination of Employment........................................ 4
         (a) Death or Disability.......................................... 4
         (b) Cause........................................................ 4
         (c) Good Reason.................................................. 4
         (d) Termination for Other Reasons................................ 5
         (e) Notice of Termination........................................ 5
         (f) Date of Termination.......................................... 5
4. Obligations of NFM upon Early Termination.............................. 5
         (a) Accelerating Event........................................... 5
         (b) Good Reason; Other than for Cause, Death or Disability....... 5
         (c) Death........................................................ 6
         (d) Cause; Other Than for Good Reason............................ 7
         (e) Disability................................................... 7
         (f) Nondisclosure to Media....................................... 7
5. Change in Control...................................................... 7
         (a) Defined...................................................... 7
         (b) Accelerating Event........................................... 8
6. Nonexclusivity of Executive's Rights................................... 8
7. Confidential Information............................................... 8
8. Non-Compete; Non-Solicitation.......................................... 9
9. Remedies for Executive's Breach........................................ 9
10. Dispute Resolution.................................................... 10
11. No Conflicting Obligations of Executive............................... 10
12. Indemnity of Executive................................................ 10
13. Successors............................................................ 10
14. Miscellaneous......................................................... 11

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of December __, 1998 between MARK KRELOFF, an individual (the "Executive"), and NEW FRONTIER MEDIA, INC. ("NFM"), a Colorado corporation, recites and provides as follows:

                  WHEREAS, the Board of Directors of NFM (the "Board") desires that NFM retain the services of the Executive, and the Executive desires to remain employed with NFM, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, NFM and the Executive agree as follows:

                  1. EMPLOYMENT PERIOD. NFM hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NFM, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on December 31, 2001 (the "Employment Period").

                  2.       TERMS OF EMPLOYMENT.

                           (A)      POSITION AND DUTIES.

                                    (i)     During the Employment Period, the
Executive shall serve as Vice President of Colorado Satellite Broadcasting, Inc., a subsidiary of NFM and shall have such authority and perform such executive duties as are commensurate with that position. Any reference to NFM in this Agreement shall include Colorado Satellite Broadcasting, Inc. The Executive's services shall be performed at NFM's headquarters in Boulder, Colorado.

                                    (ii)    During the Employment Period, and
excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of NFM and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of NFM in accordance with this Agreement.

                           (B)      COMPENSATION.

                                    (i)     Base Salary.  During the Employment
Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($115,000) per year for calendar year 1999, One Hundred Thirty Thousand Dollars ($130,000) for calendar year 2000, and One Hundred Fifty Thousand Dollars ($150,000) for calendar year 2001. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased. The Executive's Annual Base Salary shall not be less than the base salary paid to any other executive of NFM during the term of this Agreement.

                                    (ii)    Short-Term Incentive Bonus. In
addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA for NFM as set out below.

                                                     Bonus Percentage
                    EBITDA                           of Annual Base Salary
                    ------                           ---------------------
                  At least $1,000,000                        30%
                  At least $2,000,000                        50%
                  At least $4,000,000                       100%

The bonus percentage for EBITDA performance between the levels stated above will be prorated. The bonus payable pursuant to this Section 2(b)(ii) for any fiscal year shall be paid to the Executive no later than the 30th day following the issuance of the audited financial statements of NFM for such year.

                                    (iii)   Long-Term Incentives: Stock Options.
The Executive shall receive a grant of nonstatutory stock options on One Hundred Fifty Thousand (150,000) shares of NFM common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, and shall vest and become exercisable in [three] ([3]) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(f)); provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NFM and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (vi)    Long-Term Incentives:  Other. During
the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of NFM. Such participation shall commence with respect to NFM's 1999 fiscal year..

                                    (vii)   Savings and Retirement Plans. During
the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executive of NFM.

                                    (viii)  Welfare Benefit Plans. During the
Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by NFM (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of NFM. In addition, NFM shall pay up to $10,000 per year for premiums on life insurance policies on the Executive's life.

                                    (ix)    Expenses. During the Employment
Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM.

                                    (x)     Fringe Benefits. During the
Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM.

                                    (xi)    Office and Support Staff. During the
Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of NFM.

                                    (xii)   Vacation. During the Employment
Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM, provided that the vacation will not be not less than four (4) weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

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

                                    (xiii)  Car Allowance. During the Employment
Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with NFM's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                                    (xiv)   Employment Conditions. NFM shall
take all possible efforts to maintain the general working conditions for the Executive at NFM as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar life style matters.

                  3.       EARLY TERMINATION OF EMPLOYMENT.

                           (A)      DEATH OR DISABILITY. The Executive's
employment shall terminate automatically upon the Executive's death during the Employment Period. If NFM determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with NFM shall terminate effective on the thirtieth
(30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with NFM on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by NFM or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                           (B)      CAUSE. NFM may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; or (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of NFM.

                           (C)      GOOD REASON. The Executive may terminate his
employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                                    (i)     the assignment to the Executive of
any duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) of this Agreement, or any other action by NFM which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by NFM promptly after receipt of notice thereof given by the Executive; or

                                    (ii)    any failure by NFM to comply with
any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                           (D)      TERMINATION FOR OTHER REASONS. NFM may
terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to NFM at least sixty (60) days prior to the Date of Termination.

                           (E)      NOTICE OF TERMINATION. Any termination shall
be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or NFM to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or NFM hereunder or preclude the Executive or NFM from asserting such fact or circumstance in enforcing the Executive's or NFM's rights hereunder.

                           (F)      DATE OF TERMINATION. "Date of Termination"
shall mean (i) if the Executive's employment is terminated by NFM for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,
(ii) if the Executive's employment is terminated by NFM other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

                  4.       OBLIGATIONS OF NFM UPON EARLY TERMINATION.

                           (A)      ACCELERATING EVENT. As used in this
Agreement, the term "Accelerating Event" shall mean any of the following: (i) the Executive's employment terminates under the circumstances described in
Section 3(a), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(a)) occurs.

                           (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
DISABILITY. If, during the Employment Period, NFM shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                                    (i)     NFM shall pay to the Executive in a
lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of (x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and
(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(b), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                                    (ii)    NFM shall pay to the Executive in
equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or (B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                                    (iii)   If an Accelerating Event involving
the Executive's termination occurs within eighteen (18) months following the date of this Agreement, NFM shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                                    (iv) For the remainder of the Employment
Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, NFM shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(viii) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of NFM as in effect generally at any time thereafter with respect to other peer executives of NFM and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period (as it would continue but for such early termination) and to have retired on the last day of such period.

                           (C)      DEATH. If the Executive's employment is
terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                           (D)      CAUSE; OTHER THAN FOR GOOD REASON. If the
Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                           (E)      DISABILITY. If the Executive's employment
shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of NFM and their families.

                           (F)      NONDISCLOSURE TO MEDIA. After the Date of
Termination or the end of Employment Period, the Executive and NFM agree that they will not discuss the Executive's employment and resignation or termination (including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

                  5.       CHANGE IN CONTROL.

                           (A)      DEFINED. For purposes of this Agreement, a
"Change in Control" of NFM shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                                    (i)     Any "person" (as such term is used
in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than [the new majority owner] or any majority-owned subsidiary of [the new majority owner] becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NFM's then outstanding voting securities; or

                                    (ii)    A change in the composition of the
Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NFM as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of
NFM); or

                                    (iii)   NFM merges or consolidates with any
other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NFM prior to the merger , or NFM adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NFM, or NFM sells or disposes of substantially all of its assets.

                           (B)      ACCELERATING EVENT. A Change in Control
shall be an Accelerating Event as defined in Section 4(a).

                  6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(b)(iii), 4(c) and 4(e), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by NFM or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with NFM. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with NFM at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  7.       CONFIDENTIAL INFORMATION.

                           (a) The Executive shall hold in a fiduciary capacity
for the benefit of NFM all secret or confidential information, knowledge or data relating to NFM or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by NFM or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with NFM, the Executive shall not, without the prior written consent of NFM or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than NFM and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                           (b) All records, files, memoranda, reports, price
lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of NFM, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of NFM. Executive shall use such materials solely for the benefit of NFM and shall not divulge any such materials other than in furtherance of NFM's interests. Executive hereby agrees that he will return all such materials, including copies, to NFM upon demand, or upon the cessation of his employment.

                           (c) Any termination of the Executive's employment
hereunder or of this Agreement shall have no effect on the continuing operation of this Section 7.

                  8.       NON-COMPETE; NON-SOLICITATION.

                           (a) Except as is set forth below, for a period
commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by NFM (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of NFM's business at the date the Executive ceases to be employed by NFM (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by NFM of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by NFM other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to NFM whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(b)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive=s initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                           (b) During the Non-Competition Period, the Executive
shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of NFM to leave the employ of NFM, or in any way interfere with the relationship between NFM and an employee of NFM except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between NFM and any customer, supplier, licensee or other business relation of NFM.

                           (c) If, at the time of enforcement of this Section 8,
a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                           (d) The covenants made in this Section 8 shall be
construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against NFM or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

                  9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then NFM may thereafter terminate the payment of any post-termination benefits hereunder, and NFM will have no further obligation to

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

Executive under this Agreement. The parties acknowledge that any violation of
Section 7 or 8 can cause substantial and irreparable harm to NFM. Therefore, NFM shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

                  10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that NFM has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of Colorado. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and NFM. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, NFM and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

                  11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to NFM which may conflict with the interests of NFM or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify NFM immediately if any such conflicts occur in the future.

                  12. INDEMNITY OF EXECUTIVE. NFM shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by NFM's Articles of Incorporation and Bylaws, the relevant provisions of which shall not be amended in their application to the Executive to be any less favorable to him than as at present, except as required by law.

                  13.      SUCCESSORS.

                           (a) This Agreement is personal to the Executive
and without the prior consent of NFM shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of
and be binding upon NFM and its successors and assigns.

                           (c) NFM will require any successor (whether direct or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or

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

assets of NFM to assume expressly and agree to perform this Agreement in the same manner and to the same extent that NFM would be required to perform it if no such succession had taken place. As used in this Agreement, "NFM" shall mean NFM as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  14.      MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (c) In the event of a dispute arising out of this
Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (d) The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (e) NFM may withhold from any amounts payable under
this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                           (f) The Executive's or NFM's failure to insist upon
strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or NFM may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, NFM has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                     COMPANY:

                                                     NEW FRONTIER MEDIA, INC.



                                                     By ------------------------
                                                               President


                                                     EXECUTIVE:

                                                     ---------------------------

                                                                   EXHIBIT 10.14

--------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                 MICHAEL WEINER

                                       AND

                            NEW FRONTIER MEDIA, INC.

--------------------------------------------------------------------------------




                                                              December 22, 1998

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
1. Employment Period...................................................... 1
2. Terms of Employment.................................................... 1
         (a) Position and Duties.......................................... 1
         (b) Compensation................................................. 1
3. Early Termination of Employment........................................ 4
         (a) Death or Disability.......................................... 4
         (b) Cause........................................................ 4
         (c) Good Reason.................................................. 4
         (d) Termination for Other Reasons................................ 5
         (e) Notice of Termination........................................ 5
         (f) Date of Termination.......................................... 5
4. Obligations of NFM upon Early Termination.............................. 5
         (a) Accelerating Event........................................... 5
         (b) Good Reason; Other than for Cause, Death or Disability....... 5
         (c) Death........................................................ 6
         (d) Cause; Other Than for Good Reason............................ 7
         (e) Disability................................................... 7
         (f) Nondisclosure to Media....................................... 7
5. Change in Control...................................................... 7
         (a) Defined...................................................... 7
         (b) Accelerating Event........................................... 8
6. Nonexclusivity of Executive's Rights................................... 8
7. Confidential Information............................................... 8
8. Non-Compete; Non-Solicitation.......................................... 9
9. Remedies for Executive's Breach........................................ 9
10. Dispute Resolution.................................................... 10
11. No Conflicting Obligations of Executive............................... 10
12. Indemnity of Executive................................................ 10
13. Successors............................................................ 10
14. Miscellaneous......................................................... 11

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of December __, 1998 between MICHAEL WEINER, an individual (the "Executive"), and NEW FRONTIER MEDIA, INC. ("NFM"), a Colorado corporation, recites and provides as follows:

                  WHEREAS, the Board of Directors of NFM (the "Board") desires that NFM retain the services of the Executive, and the Executive desires to remain employed with NFM, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, NFM and the Executive agree as follows:

                  1. EMPLOYMENT PERIOD. NFM hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NFM, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on December 31, 2001 (the "Employment Period").

                  2.       TERMS OF EMPLOYMENT.

                           (A)      POSITION AND DUTIES.

                                    (i)     During the Employment Period, the
Executive shall serve as Executive Vice President of NFM and shall have such authority and perform such executive duties as are commensurate with that position. The Executive's services shall be performed at NFM's headquarters in Boulder, Colorado.

                                    (ii)    During the Employment Period, and
excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of NFM and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of NFM in accordance with this Agreement.

                           (B)      COMPENSATION.

                                    (i)     Base Salary.  During the Employment
Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($115,000) per year for calendar year 1999, One Hundred Thirty Thousand Dollars ($130,000) for calendar year 2000, and One Hundred Fifty Thousand Dollars ($150,000) for calendar year 2001. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased. The Executive's Annual Base Salary shall not be less than the base salary paid to any other executive of NFM during the term of this Agreement.

                                    (ii)    Short-Term Incentive Bonus. In
addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA for NFM as set out below.

                                                     Bonus Percentage
                    EBITDA                           of Annual Base Salary
                    ------                           ---------------------
                  At least $1,000,000                         30%
                  At least $2,000,000                         50%
                  At least $4,000,000                        100%

The bonus percentage for EBITDA performance between the levels stated above will be prorated. The bonus payable pursuant to this Section 2(b)(ii) for any fiscal year shall be paid to the Executive no later than the 30th day following the issuance of the audited financial statements of NFM for such year.

                                    (iii)   Long-Term Incentives: Stock Options.
The Executive shall receive a grant of nonstatutory stock options on One Hundred Fifty Thousand (150,000) shares of NFM common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, and shall vest and become exercisable in [three] ([3]) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(f)); provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NFM and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (vi)    Long-Term Incentives: Other. During
the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of NFM. Such participation shall commence with respect to NFM's 1999 fiscal year..

                                    (vii)   Savings and Retirement Plans. During
the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executive of NFM.

                                    (viii)  Welfare Benefit Plans. During the
Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by NFM (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of NFM.

                                    (ix)    Expenses. During the Employment
Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM .

                                    (x)     Fringe Benefits. During the
Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM.

                                    (xi)    Office and Support Staff. During the
Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of NFM .

                                    (xii)   Vacation. During the Employment
Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM, provided that the vacation will not be not less than four (4) weeks per year. The accrued vacation of Executive of four (4) weeks prior to the date of this Agreement shall continue in effect for the term of this Agreement until used.

                                    (xiii)  Car Allowance. During the Employment
Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with NFM's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                                    (xiv)   Employment Conditions. NFM shall
take all possible efforts to maintain the general working conditions for the Executive at NFM as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar life style matters.

                  3.       EARLY TERMINATION OF EMPLOYMENT.

                           (A)      DEATH OR DISABILITY. The Executive's
employment shall terminate automatically upon the Executive's death during the Employment Period. If NFM determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with NFM shall terminate effective on the thirtieth
(30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with NFM on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by NFM or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                           (B)      CAUSE.   NFM may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; or (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of NFM.

                           (C)      GOOD REASON.   The Executive may terminate
his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                                    (i)     the assignment to the Executive of
any duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) of this Agreement, or any other action by NFM which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by NFM promptly after receipt of notice thereof given by the Executive; or

                                    (ii)    any failure by NFM to comply with
any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                           (D)      TERMINATION FOR OTHER REASONS. NFM may
terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to NFM at least sixty (60) days prior to the Date of Termination.

                           (E)      NOTICE OF TERMINATION. Any termination shall
be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or NFM to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or NFM hereunder or preclude the Executive or NFM from asserting such fact or circumstance in enforcing the Executive's or NFM's rights hereunder.

                           (F)      DATE OF TERMINATION. "Date of Termination"
shall mean (i) if the Executive's employment is terminated by NFM for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,
(ii) if the Executive's employment is terminated by NFM other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

                  4.       OBLIGATIONS OF NFM UPON EARLY TERMINATION.

                           (A)      ACCELERATING EVENT. As used in this
Agreement, the term "Accelerating Event" shall mean any of the following: (i) the Executive's employment terminates under the circumstances described in
Section 3(a), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(a)) occurs.

                           (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
DISABILITY. If, during the Employment Period, NFM shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                                    (i)     NFM shall pay to the Executive in a
lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of (x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and
(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(b), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                                    (ii)    NFM shall pay to the Executive in
equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or (B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                                    (iii)   If an Accelerating Event involving
the Executive's termination occurs within eighteen (18) months following the date of this Agreement, NFM shall pay to the Executive an additional One Hundred Thousand Dollars ($100,000).

                            (iv) For the remainder of the Employment Period (as
it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, NFM shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(viii) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of NFM as in effect generally at any time thereafter with respect to other peer executives of NFM and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period (as it would continue but for such early termination) and to have retired on the last day of such period.

                           (C)      DEATH. If the Executive's employment is
terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                           (D)      CAUSE; OTHER THAN FOR GOOD REASON. If the
Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                           (E)      DISABILITY. If the Executive's employment
shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of NFM and their families.

                           (F)      NONDISCLOSURE TO MEDIA. After the Date of
Termination or the end of Employment Period, the Executive and NFM agree that they will not discuss the Executive's employment and resignation or termination (including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

                  5.       CHANGE IN CONTROL.

                           (A)      DEFINED. For purposes of this Agreement, a
"Change in Control" of NFM shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                                    (i)     Any "person" (as such term is used
in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than [the new majority owner] or any majority-owned subsidiary of [the new majority owner] becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NFM's then outstanding voting securities; or

                                    (ii)    A change in the composition of the
Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NFM as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of
NFM); or

                                    (iii)   NFM merges or consolidates with any
other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NFM prior to the merger , or NFM adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NFM, or NFM sells or disposes of substantially all of its assets.

                           (B)      ACCELERATING EVENT. A Change in Control
shall be an Accelerating Event as defined in Section 4(a).

                  6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(b)(iii), 4(c) and 4(e), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by NFM or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with NFM. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with NFM at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  7.       CONFIDENTIAL INFORMATION.

                           (a) The Executive shall hold in a fiduciary capacity
for the benefit of NFM all secret or confidential information, knowledge or data relating to NFM or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by NFM or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with NFM, the Executive shall not, without the prior written consent of NFM or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than NFM and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                           (b) All records, files, memoranda, reports, price
lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of NFM, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of NFM. Executive shall use such materials solely for the benefit of NFM and shall not divulge any such materials other than in furtherance of NFM's interests. Executive hereby agrees that he will return all such materials, including copies, to NFM upon demand, or upon the cessation of his employment.

                           (c) Any termination of the Executive's employment
hereunder or of this Agreement shall have no effect on the continuing operation of this Section 7.

                  8.       NON-COMPETE; NON-SOLICITATION.

                           (a) Except as is set forth below, for a period
commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by NFM (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of NFM's business at the date the Executive ceases to be employed by NFM (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by NFM of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by NFM other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to NFM whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(b)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive=s initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                           (b) During the Non-Competition Period, the Executive
shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of NFM to leave the employ of NFM, or in any way interfere with the relationship between NFM and an employee of NFM except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between NFM and any customer, supplier, licensee or other business relation of NFM.

                           (c) If, at the time of enforcement of this Section 8,
a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                           (d) The covenants made in this Section 8 shall be
construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against NFM or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

                  9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then NFM may thereafter terminate the payment of any post-termination benefits hereunder, and NFM will have no further obligation to

Executive under this Agreement. The parties acknowledge that any violation of
Section 7 or 8 can cause substantial and irreparable harm to NFM. Therefore, NFM shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

                  10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that NFM has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of Colorado. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and NFM. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, NFM and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

                  11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to NFM which may conflict with the interests of NFM or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify NFM immediately if any such conflicts occur in the future.

                  12. INDEMNITY OF EXECUTIVE. NFM shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by NFM's Articles of Incorporation and Bylaws, the relevant provisions of which shall not be amended in their application to the Executive to be any less favorable to him than as at present, except as required by law.

                  13.      SUCCESSORS.

                           (a) This Agreement is personal to the Executive and
without the prior consent of NFM shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of and
be binding upon NFM and its successors and assigns.

                           (c) NFM will require any successor (whether direct or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of NFM to assume expressly and agree to perform this Agreement in the same manner and to the same extent that NFM would be required to perform it if no such succession had taken place. As used in this Agreement, "NFM" shall mean NFM as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  14.      MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (c) In the event of a dispute arising out of this
Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (d) The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (e) NFM may withhold from any amounts payable under
this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                           (f) The Executive's or NFM's failure to insist upon
strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or NFM may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, NFM has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                     COMPANY:

                                                     NEW FRONTIER MEDIA, INC.



                                                     By ------------------------
                                                               President


                                                     EXECUTIVE:

                                                     ---------------------------

                                                                   EXHIBIT 10.15

--------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  THOMAS NYIRI

                                       AND

                            NEW FRONTIER MEDIA, INC.

--------------------------------------------------------------------------------





                                                              December 22, 1998

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
1. Employment Period...................................................... 1
2. Terms of Employment.................................................... 1
         (a) Position and Duties.......................................... 1
         (b) Compensation................................................. 1
3. Early Termination of Employment........................................ 4
         (a) Death or Disability.......................................... 4
         (b) Cause........................................................ 4
         (c) Good Reason.................................................. 4
         (d) Termination for Other Reasons................................ 5
         (e) Notice of Termination........................................ 5
         (f) Date of Termination.......................................... 5
4. Obligations of NFM upon Early Termination.............................. 5
         (a) Accelerating Event........................................... 5
         (b) Good Reason; Other than for Cause, Death or Disability....... 5
         (c) Death........................................................ 6
         (d) Cause; Other Than for Good Reason............................ 7
         (e) Disability................................................... 7
         (f) Nondisclosure to Media....................................... 7
5. Change in Control...................................................... 7
         (a) Defined...................................................... 7
         (b) Accelerating Event........................................... 8
6. Nonexclusivity of Executive's Rights................................... 8
7. Confidential Information............................................... 8
8. Non-Compete; Non-Solicitation.......................................... 9
9. Remedies for Executive's Breach........................................ 9
10. Dispute Resolution.................................................... 10
11. No Conflicting Obligations of Executive............................... 10
12. Indemnity of Executive................................................ 10
13. Successors............................................................ 10
14. Miscellaneous......................................................... 11

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of December __, 1998 between THOMAS NYIRI, an individual (the "Executive"), and NEW FRONTIER MEDIA, INC. ("NFM"), a Colorado corporation, recites and provides as follows:

                  WHEREAS, the Board of Directors of NFM (the "Board") desires that NFM retain the services of the Executive, and the Executive desires to remain employed with NFM, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, NFM and the Executive agree as follows:

                  1. EMPLOYMENT PERIOD. NFM hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NFM, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on December 31, 2000 (the "Employment Period").

                  2.       TERMS OF EMPLOYMENT.

                           (A)      POSITION AND DUTIES.

                                    (i)     During the Employment Period, the
Executive shall serve as Director of Technology of Colorado Satellite Broadcasting, Inc., a subsidiary of NFM and shall have such authority and perform such executive duties as are commensurate with that position. Any reference to NFM in this Agreement shall include Colorado Satellite Broadcasting, Inc. The Executive's services shall be performed at NFM's headquarters in Boulder, Colorado.

                                    (ii)    During the Employment Period, and
excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of NFM and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of NFM in accordance with this Agreement.

                           (B)      COMPENSATION.

                                    (i)     Base Salary.  During the Employment
Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Thousand Dollars ($100,000) per year for calendar year 1999, and One Hundred Ten Thousand Dollars

($110,000) for calendar year 2000. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Compensation Committee. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                                    (ii)    Short-Term Incentive Bonus. In
addition to Annual Base Salary, the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on satisfaction of performance criteria of EBITDA for NFM as set out below.

                                                     Bonus Percentage
                    EBITDA                           of Annual Base Salary
                    ------                           ---------------------
                  At least $1,000,000                         10%

The bonus payable pursuant to this Section 2(b)(ii) for any fiscal year shall be paid to the Executive no later than the 30th day following the issuance of the audited financial statements of NFM for such year.

                                    (iii)   Long-Term Incentives: Stock Options.
The Executive shall receive a grant of nonstatutory stock options on Fifty Thousand (50,000) shares of NFM common stock. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to 100% of the fair market value, as of the close of trading on the date of this Agreement, of the shares of common stock subject to such stock options, and shall vest and become exercisable in [three] ([3]) equal annual installments on the first through the third anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. To the extent not previously exercised, all such stock options shall expire 90 days following the Date of Termination (as hereinafter defined in Section 3(f)); provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between NFM and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (vi)    Long-Term Incentives: Other. During
the Employment Period, the Executive shall be entitled to participate in long-term incentive plans and programs applicable generally to other peer executives of NFM. Such participation shall commence with respect to NFM's 1999 fiscal year.

                                    (vii)   Savings and Retirement Plans. During
the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executive of NFM.

                                    (viii)  Welfare Benefit Plans. During the
Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by NFM (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of NFM.

                                    (ix)    Expenses. During the Employment
Period, the Executive shall be entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM .

                                    (x)     Fringe Benefits. During the
Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM.

                                    (xi)    Office and Support Staff. During the
Employment Period, the Executive shall be entitled to retain the same office as he currently uses with the same furnishings and other appointments, and to exclusive personal secretarial and other assistance, and to facilities and equipment, at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of NFM .

                                    (xii)   Vacation. During the Employment
Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of NFM as in effect generally from time to time after the Effective Date with respect to other peer executives of NFM, provided that the vacation will not be not less than three
(3) weeks per year.

                                    (xiii) Car Allowance. During the Employment
Period, the Executive shall be entitled to a car allowance of at least $650 per month, in accordance with NFM's car allowance policy, in lieu of expenses associated with the operation of his automobile.

                                    (xiv)   Employment Conditions. NFM shall
take all possible efforts to maintain the general working conditions for the Executive at NFM as in existence prior to the date of this Agreement. The general working conditions include the ability of Executive to establish his own working hours, the current style of dress for employees, and other similar life style matters.

                  3.       EARLY TERMINATION OF EMPLOYMENT.

                           (A)      DEATH OR DISABILITY. The Executive's
employment shall terminate automatically upon the Executive's death during the Employment Period. If NFM determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with NFM shall terminate effective on the thirtieth
(30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with NFM on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by NFM or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                           (B)      CAUSE. NFM may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; or (ii) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of NFM.

                           (C)      GOOD REASON. The Executive may terminate his
employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                                    (i)     the assignment to the Executive of
any duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) of this Agreement, or any other action by NFM which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by NFM promptly after receipt of notice thereof given by the Executive; or

                                    (ii)    any failure by NFM to comply with
any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                           (D)      TERMINATION FOR OTHER REASONS. NFM may
terminate the employment of the Executive without Cause by giving notice to the Executive at least sixty (60) days prior to the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to NFM at least sixty
(60) days prior to the Date of Termination.

                           (E)      NOTICE OF TERMINATION. Any termination shall
be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section 3(f)). The failure by the Executive or NFM to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or NFM hereunder or preclude the Executive or NFM from asserting such fact or circumstance in enforcing the Executive's or NFM's rights hereunder.

                           (F)      DATE OF TERMINATION. "Date of Termination"
shall mean (i) if the Executive's employment is terminated by NFM for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be,
(ii) if the Executive's employment is terminated by NFM other than for Cause or Disability or by the Executive other than for Good Reason, the Date of Termination shall be the sixtieth (60th) day following the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, and (iii) if the Executive's employment is terminated by reason of the Executive's death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

                  4.       OBLIGATIONS OF NFM UPON EARLY TERMINATION.

                           (A)      ACCELERATING EVENT. As used in this
Agreement, the term "Accelerating Event" shall mean any of the following: (i) the Executive's employment terminates under the circumstances described in
Section 3(a), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control (as defined in Section 5(a)) occurs.

                           (B)      GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
DISABILITY. If, during the Employment Period, NFM shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                                    (i)     NFM shall pay to the Executive in a
lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) the product of (x) the largest annual bonus paid or payable to the Executive in respect of any of the three (3) fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (the "Highest Annual Bonus") and
(y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (E) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(b), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations"); and

                                    (ii)    NFM shall pay to the Executive in
equal monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the larger of (A) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for the remaining term of this Agreement, or (B) the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable for 12 months (without duty of mitigation); and

                                    (iii)   If an Accelerating Event involving
the Executive's termination occurs within twelve (12) months following the date of this Agreement, NFM shall pay to the Executive an additional One Hundred Thousand Dollars ($25,000).

                                    (iv) For the remainder of the Employment
Period (as it would continue but for such early termination), or such longer period as any plan, program, practice or policy may provide, NFM shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(viii) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of NFM as in effect generally at any time thereafter with respect to other peer executives of NFM and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits), the Executive shall be considered to have remained employed until the end of the Employment Period (as it would continue but for such early termination) and to have retired on the last day of such period.

                           (C)      DEATH. If the Executive's employment is
terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                           (D)      CAUSE; OTHER THAN FOR GOOD REASON. If the
Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                           (E)      DISABILITY.   If the Executive's employment
shall be terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of NFM and their families.

                           (F)      NONDISCLOSURE TO MEDIA.   After the Date of
Termination or the end of Employment Period, the Executive and NFM agree that they will not discuss the Executive's employment and resignation or termination (including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

                  5.       CHANGE IN CONTROL.

                           (A)      DEFINED.   For purposes of this Agreement, a
"Change in Control" of NFM shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                                    (i)     Any "person" (as such term is used
in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than [the new majority owner] or any majority-owned subsidiary of [the new majority owner] becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by NFM's then outstanding voting securities; or

                                    (ii)    A change in the composition of the
Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of NFM as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of
NFM); or

                                    (iii)   NFM merges or consolidates with any
other corporation after which a majority of the shares of the resulting entity are not held by the shareholders of NFM prior to the merger , or NFM adopts, and the stockholders approve, if necessary, a plan of complete liquidation of NFM, or NFM sells or disposes of substantially all of its assets.

                           (B)      ACCELERATING EVENT. A Change in Control
shall be an Accelerating Event as defined in Section 4(a).

                  6. NONEXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(b)(iii), 4(c) and 4(e), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by NFM or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with NFM. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with NFM at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  7.       CONFIDENTIAL INFORMATION.

                           (a) The Executive shall hold in a fiduciary capacity
for the benefit of NFM all secret or confidential information, knowledge or data relating to NFM or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by NFM or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with NFM, the Executive shall not, without the prior written consent of NFM or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than NFM and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                           (b) All records, files, memoranda, reports, price
lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of NFM, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of NFM. Executive shall use such materials solely for the benefit of NFM and shall not divulge any such materials other than in furtherance of NFM's interests. Executive hereby agrees that he will return all such materials, including copies, to NFM upon demand, or upon the cessation of his employment.

                           (c) Any termination of the Executive's employment
hereunder or of this Agreement shall have no effect on the continuing operation of this Section 7.

                  8.       NON-COMPETE; NON-SOLICITATION.

                           (a) Except as is set forth below, for a period
commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by NFM (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of

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NFM's business at the date the Executive ceases to be employed by NFM
(collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by NFM of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by NFM other than for Cause, or (iii) if the Executive resigns for Good Reason provided that the Executive gives written notice to NFM whenever during the Non-Competition Period that he desires to accept employment with a Competitor; and that the payment specified in Section 4(b)(ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor based on the Executive=s initial terms of employment and attributable to employment during the Non-Competition Period. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                           (b) During the Non-Competition Period, the Executive
shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of NFM to leave the employ of NFM, or in any way interfere with the relationship between NFM and an employee of NFM except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between NFM and any customer, supplier, licensee or other business relation of NFM.

                           (c) If, at the time of enforcement of this Section 8,
a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                           (d) The covenants made in this Section 8 shall be
construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against NFM or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

                  9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then NFM may thereafter terminate the payment of any post-termination benefits hereunder, and NFM will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of
Section 7 or 8 can cause substantial and irreparable harm to NFM. Therefore, NFM shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

                  10. DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that NFM has in any way violated the non-discrimination and/or other

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provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age
Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of Colorado. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and NFM. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, NFM and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

                  11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to NFM which may conflict with the interests of NFM or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify NFM immediately if any such conflicts occur in the future.

                  12. INDEMNITY OF EXECUTIVE. NFM shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by NFM's Articles of Incorporation and Bylaws, the relevant provisions of which shall not be amended in their application to the Executive to be any less favorable to him than as at present, except as required by law.

                  13.      SUCCESSORS.

                           (a) This Agreement is personal to the Executive and
without the prior consent of NFM shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of and
be binding upon NFM and its successors and assigns.

                           (c) NFM will require any successor (whether direct or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of NFM to assume expressly and agree to perform this Agreement in the same manner and to the same extent that NFM would be required to perform it if no such succession had taken place. As used in this Agreement, "NFM" shall mean NFM as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

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                  14.      MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (c) In the event of a dispute arising out of this
Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (d) The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (e) NFM may withhold from any amounts payable under
this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                           (f) The Executive's or NFM's failure to insist upon
strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or NFM may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

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         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, NFM has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                     COMPANY:

                                                     NEW FRONTIER MEDIA, INC.



                                                     By ------------------------
                                                               President


                                                     EXECUTIVE:

                                                     ---------------------------